EXHIBIT 99.2

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following Unaudited Pro Forma Consolidated Balance Sheet of Answerthink Consulting Group, Inc. (the "Company") at July 2, 1999 has been prepared to give effect to the July 6, 1999 acquisition of CFT Consulting, Inc., as if it had occurred on July 2, 1999.

The following Unaudited Pro Forma Consolidated Statement of Operations of the Company for the year ended January 1, 1999, gives effect to (i) the acquisition of Legacy Technology, Inc. ("Legacy") on May 20, 1998 (ii) the acquisition of Infinity Consulting Group, Inc. ("Infinity") on September 30, 1998, (iii) the acquisition of CFT Consulting, Inc. ("CFT") on July 6, 1999, (iv) the Conversion (the "Conversion") into a total of 7,160,104 shares of Common Stock of all of the Company's outstanding shares of Class A Convertible Preferred Stock and Class B Convertible Preferred Stock concurrent with the Company's initial public offering and (v) the sale of 3,324,500 shares of Common Stock by the Company's initial public offering and the application of the net proceeds therefrom, as if such transactions had occurred as of January 3, 1998. The following Unaudited Pro Forma Consolidated Statement of Operations of the Company for the six months ended July 2, 1999, gives effect to the CFT acquisition, as if such transaction had occurred as of January 3, 1998.

Under the terms of certain earn-out provisions contained in their respective purchase agreements, the sellers of Infinity Consulting Group, Inc. and CFT Consulting, Inc. may be entitled to additional consideration. The maximum amount that can be earned by the sellers of Infinity Consulting Group, Inc. and CFT Consulting, Inc. which has not already been recorded in the Company's financial statements, is $1.6 million and $10.2 million, respectively. The additional goodwill recorded by the Company in connection with the maximum amount of additional goodwill which could be recorded by the Company in connection with the acquisition of Infinity Consulting Group, Inc. and CFT Consulting, Inc. would increase the Company's annual amortization expense by approximately $787,000.

The Unaudited Pro Forma Consolidated Financial Information is intended for informational purposes only and is not necessarily indicative of the results that would have occurred if the transactions had occurred on the dates indicated or which may be realized in the future. The Unaudited Pro Forma Consolidated Financial Information should be read in conjunction with the historical financial statements of the companies acquired and the Consolidated Financial Statements included in the Company's Form 8-K, filed on August 12, 1999, which present the retroactive effect of the February 26, 1999 business combination of AnswerThink Consulting Group, Inc. and triSpan, Inc., which was accounted for under the pooling-of-interests method of accounting.

                       ANSWERTHINK CONSULTING GROUP, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JULY 2, 1999

                                                       HISTORICAL
                                                -------------------------      CFT
                                                     THE          CFT      ACQUISITION
                                                   COMPANY    ACQUISITION  ADJUSTMENTS
                                                     (A)          (B)          (C)         PRO FORMA
                                                ------------  -----------  ------------   ------------
ASSETS
Current assets:
  Cash and cash equivalents                     $ 12,034,567  $   514,311  $ (6,056,072)  $  6,492,806
  Short-term investments                             500,000          670           --         500,670
  Accounts receivable and unbilled revenue, net   45,782,096    3,467,115           --      49,249,211
  Prepaid expenses and other current assets        1,443,124      134,392           --       1,577,516
                                                ------------  -----------  ------------   ------------
    Total current assets                          59,759,787    4,116,488    (6,056,072)    57,820,203

Property and equipment, net                        4,306,956      473,226           --       4,780,182
Other assets                                       3,380,732       77,651           --       3,458,383
Goodwill, net                                     31,497,468          --     14,156,860     45,654,328
                                                ------------  -----------  ------------   ------------
    Total  assets                               $ 98,944,943  $ 4,667,365  $  8,100,788   $111,713,096
                                                ------------  -----------  ------------   ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                              $  2,632,212  $    757,003  $        --   $  3,389,215
  Accrued expenses and other liabilities          14,676,676     1,825,504           --     16,502,180
  Income taxes payable                             2,916,050           --            --      2,916,050
  Current portion of notes payable                 1,896,000     1,206,072    (1,206,072)    1,896,000
                                                ------------  ------------  ------------  ------------
    Total current liabilities                     22,120,938     3,788,579    (1,206,072)   24,703,445
                                                ------------  ------------  ------------  ------------
    Total liabilities                             22,120,938     3,788,579    (1,206,072)   24,703,445
                                                ------------  ------------  ------------  ------------
Shareholders' equity
  Common stock                                        34,746         2,215        (1,816)       35,145
  Additional paid-in capital                     118,392,594       953,077     9,232,170   128,577,841
  Unearned compensation                           (1,129,935)          --            --     (1,129,935)
  Retained earnings  (accumulated deficit)       (40,473,400)      (76,506)       76,506   (40,473,400)
                                                ------------  ------------  ------------  ------------
    Total shareholders' equity                    76,824,005       878,786     9,306,860    87,009,651
                                                ------------  ------------  ------------  ------------
    Total liabilities and shareholders' equity  $ 98,944,943  $  4,667,365  $  8,100,788  $111,713,096
                                                ============  ============  ============  ============


    See accompanying notes to Unaudited Pro Forma Consolidated Balance Sheet

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

A. Represents the historical consolidated balance sheet of the Company as of July 2, 1999.

B. Represents the historical balance sheet of CFT Consulting, Inc. as of June 30, 1999. Certain amounts have been reclassified to conform with the Company's presentation.

C. Represents the adjustments to record the purchase price of the CFT Acquisition. The purchase price consisted primarily of $4.8 million in cash, the repayment of $1.2 million of outstanding notes payable and the issuance of 398,920 shares of the Company's common stock, valued at approximately $8.8 million. In addition, the Company recorded an adjustment of $1.4 million to equity for the conversion of CFT's stock options to AnswerThink's stock options.

                       ANSWERTHINK CONSULTING GROUP, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 1, 1999

                                       HISTORICAL
                            ------------------------------
                                              PREVIOUSLY                        PREVIOUSLY
                                THE            REPORTED            CFT           REPORTED
                              COMPANY         ACQUISITIONS      ACQUISITION    ACQUISITIONS
                                (A)               (B)              (C)          ADJUSTMENTS
                            -------------    -------------    -------------    -------------
Net revenues                $ 118,155,676    $   8,653,768    $   9,248,029    $        --
Costs and expenses:
  Project personnel            71,889,880        5,904,208        4,682,517             --
    and expenses
  Selling, general and         38,515,933          912,967        4,977,203          588,955(D)
    administrative
  Compensation
    related to vesting
    of restricted              40,843,400             --               --               --
    shares
                            -------------    -------------    -------------    -------------
  Total costs and
    operating
    expenses                  151,249,213        6,817,175        9,659,720          588,955
                            -------------    -------------    -------------    -------------
Income (loss) from            (33,093,537)       1,836,593         (411,691)        (588,955)
  operations
Other income
  (expense):
  Litigation  settlement        2,500,000             --               --               --
  Interest income
    (expense), net               (739,003)          17,018          (74,467)         (71,567)(F)
                            -------------    -------------    -------------    -------------
Income (loss) before
  income taxes                (31,332,540)       1,853,611         (486,158)        (660,522)
Income tax benefit
  (expense)                      (324,820)            --             64,839         (741,444)(I)
                            -------------    -------------    -------------    -------------
Net income (loss)           $ (31,657,360)   $   1,853,611    $    (421,319)   $  (1,401,966)

Net loss per common
  share-basic and           $       (1.62)
  diluted

Weighted average
  common shares                19,602,520
  outstanding





                                CFT
                             ACQUISITION                        OFFERING         PRO FORMA
                             ADJUSTMENTS       PRO FORMA       ADJUSTMENTS      AS ADJUSTED
                            -------------    -------------    -------------    -------------
Net revenues                $        --      $ 136,057,473    $        --      $ 136,057,473
Costs and expenses:
  Project personnel                  --         82,476,605             --         82,476,605
    and expenses
  Selling, general and            943,791(E)    45,938,849             --         45,938,849
    administrative
  Compensation
    related to vesting
    of restricted                    --         40,843,400             --         40,843,400
    shares
                            -------------    -------------    -------------    -------------
  Total costs and
    operating
    expenses                      943,791      169,258,854             --        169,258,854
                            -------------    -------------    -------------    -------------
Income (loss) from               (943,791)     (33,201,381)            --        (33,201,381)
  operations
Other income
  (expense):
  Litigation  settlement             --          2,500,000             --          2,500,000
  Interest income
    (expense), net               (259,561)(G)   (1,127,580)         672,239(H)      (455,341)
                            -------------    -------------    -------------    -------------
Income (loss) before
  income taxes                 (1,203,352)     (31,828,961)         672,239      (31,156,722)
Income tax benefit
  (expense)                          --         (1,001,425)            --         (1,001,425)
                            -------------    -------------    -------------    -------------
Net income (loss)           $  (1,203,352)   $ (32,830,386)   $     672,239    $ (32,158,147)

Net loss per common
  share-basic and                            $       (1.42)                    $       (1.36)
  diluted

Weighted average
  common shares                                 23,113,874                        23,583,595(J)
  outstanding


    See accompanying notes to Unaudited Pro Forma Consolidated Statement of Operations

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

A. Represents the historical consolidated statement of operations of the Company for the year ended January 1, 1999.

B. Represents the historical statement of operations of Previously Reported Acquisitions (Legacy Technology, Inc. ("Legacy") from January 1, 1998 through May 20, 1998 and Infinity Consulting Group, Inc. ("Infinity") from January 1, 1998 through September 30, 1998).

C. Represents the historical statement of operations of CFT Consulting, Inc. for the year ended December 31, 1998. Certain amounts have been reclassified to conform with the Company's presentation.

D. Adjusts goodwill amortization expense, totaling $315,622, to reflect the allocation of the purchase prices for the Previously Reported Acquisitions using 15-year lives. In addition, includes adjustments to goodwill amortization expense to reflect contingent consideration earned by Delphi Partners, Inc., totaling $2.8 million paid in April 1999, and Legacy Technology, Inc., totaling $1.3 million paid in June 1999.

E. Adjusts goodwill amortization expense to reflect the allocation of the purchase price for the CFT Acquisition for the year ended January 1, 1999, using a 15-year life. On July 6, 1999, the Company acquired CFT Consulting, Inc. for $4.8 million in cash, 398,920 shares of the Company's common stock valued at $8.8 million and contingent consideration up to $8.6 million upon the achievement of certain revenue targets related to the performance of CFT through the period ending December 31, 1999 and $1.6 million upon the achievement of other revenue targets related to the performance of CFT during the 12-month period ended July 6, 2000. This acquisition resulted in total goodwill (excluding contingent consideration) of approximately $14.2 million.

F. Adjustment to interest expense as if debt incurred in connection with the Legacy Acquisition was outstanding from January 1, 1998 through May 20, 1998.

G. Adjustment to net interest expense assuming the cash payment in connection with the CFT Acquisition would have increased outstanding debt, thus increasing interest expense for the period from January 1, 1998 through June 2, 1998 and would have decreased cash balances, thus decreasing interest income for the period from June 3, 1998 through January 1, 1999. The interest rates assumed for purposes of the pro forma adjustment was 8.5% for debt and 3.25% on cash balances.

H. Upon the closing of the Offering, the Company retired all outstanding debt except certain notes payable to shareholders totaling $4.1 million. Interest expense has been adjusted to reflect the use of a portion of the Offering proceeds to retire the debt.

I. Adjustment to provide for income tax expense for the Previously Reported Acquisitions at a tax rate of 40%.

J. Pro forma loss per share has been calculated based upon 23,583,595 shares outstanding. This represents the sum of the total shares outstanding on a pro forma basis prior to the Offering (23,113,874 shares) and the weighted average effect of the number of shares required to be sold in the Offering (626,295 shares) to repay debt and amounts due to shareholders ($14.7 million).

                       ANSWERTHINK CONSULTING GROUP, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE SIX MONTHS ENDED JULY 2, 1999

                                           HISTORICAL
                                     ------------------------                PREVIOUSLY
                                         THE         CFT          CFT         REPORTED
                                       COMPANY    ACQUISITION  ACQUISITION   ACQUISITIONS
                                         (A)         (B)       ADJUSTMENTS   ADJUSTMENTS     PRO FORMA
                                     ------------ -----------  -----------   -----------    ------------
Net revenues                         $ 94,313,595  $ 8,791,929  $      --      $      --      $103,105,524
Costs and expenses:
  Project personnel and expenses       55,999,110    5,138,504         --             --        61,137,614
  Selling, general and                 26,119,027    2,617,516      463,562(C)      82,778(D)   29,282,883
    administrative
  Merger related expenses               2,500,000         --           --             --         2,500,000
                                     ------------  -----------  -----------    -----------    ------------
  Total costs and operating expenses   84,618,137    7,756,020      463,562         82,778      92,920,497
                                     ------------  -----------  -----------    -----------    ------------
Income (loss) from operations           9,695,458    1,035,909     (463,562)       (82,778)     10,185,027
Other income (expense):
  Interest income (expense), net          (62,643)     (47,727)     (78,000)(E)       --          (188,370)
                                     ------------  -----------  -----------    -----------    ------------
Income (loss) before income taxes       9,632,815      988,182     (541,562)       (82,778)      9,996,657
Income tax expense                     (4,917,279)    (438,571)        --             --        (5,355,850)
                                     ------------  -----------  -----------    -----------    ------------
Income (loss) before extraordinary      4,715,536      549,611     (541,562)       (82,778)      4,640,807
  item
Extraordinary loss on early             2,112,591         --           --             --         2,112,591
  extinguishment of debt             ------------  -----------  -----------    ------------    -----------
Net income (loss)                    $  2,602,945  $   549,611  $  (541,562)   $    (82,778)   $ 2,528,216
                                     ============  ===========  ============   =============   ===========
Basic net income (loss) per common share:
  Income before extraordinary
    item                             $       0.18                                              $      0.17
  Extraordinary loss on early
    extinguishment of debt           $      (0.08)                                             $     (0.08)
  Net income per common share        $       0.10                                              $      0.09
Weighted average common shares
  outstanding                          26,757,194                                               27,156,114(F)

Diluted net income (loss) per common share:
  Income before extraordinary
    item                             $       0.13                                              $      0.13
  Extraordinary loss on early
    extinguishment of debt           $      (0.06)                                             $     (0.06)
  Net income per common share        $       0.07                                              $      0.07

Weighted average common and common
  equivalent shares outstanding        35,668,695                                               36,067,615(F)


     See accompanying notes to Unaudited Pro Forma Consolidated Statement of Operations

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

A. Represents the historical consolidated statement of operations of the Company for the six months ended July 2, 1999.

B. Represents the historical statement of operations of CFT Consulting, Inc. for the six months ended June 30, 1999. Certain amounts have been reclassified to conform with the Company's presentation.

C. Adjusts goodwill amortization expense to reflect the allocation of the purchase price for the CFT Acquisition for the six months ended July 2, 1999, using a 15-year life.

D. Adjusts goodwill amortization expense to reflect contingent consideration earned by Delphi Partners, Inc., totaling $2.8 million paid in April 1999, and Legacy Technology, Inc., totaling $1.3 million paid in June 1999.

E. Adjustment to net interest expense assuming the cash payment in connection with the CFT Acquisition would have decreased cash balances, thus decreasing interest income for the period from January 2, 1999 through July 2, 1999. The interest rate assumed for purposes of the pro forma adjustment was 3.25%.

F. Pro forma basic and diluted income per share has been calculated based upon 27,156,114 and 36,067,615 shares, respectively, outstanding. This represents the sum of the total shares outstanding on a pro forma basis.